SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2001

                         Saxon Asset Securities Company
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Virginia                       34-0-20552                54-1810895
----------------------------     ------------------------       -------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (804) 967-7400
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

     On March 29, 2001 the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 2001-1, pursuant to a Trust Agreement dated as of March 1, 2001, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, a New York corporation, as Trustee, and incorporating by reference the February 2000 Edition of the Standard Terms to Trust Agreement (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

     Certificates were issued with original principal amounts and pass-through rates set forth below:

     Designation                  Pass-through Rate            Principal Balance

Class AF-1 Certificates              5.448%(1)                    $ 79,000,000
Class AF-2 Certificates              5.417%(1)                    $ 41,500,000
Class AF-3 Certificates              5.752%(1)                    $ 39,000,000
Class AF-4 Certificates              6.310%(1)                    $ 34,600,000
Class AF-5 Certificates              6.853%(1)                    $ 22,900,000
Class AF-6 Certificates              6.270%(1)                    $ 28,000,000
Class MF-1 Certificates              6.926%(1)                    $ 16,800,000
Class MF-2 Certificates              7.371%(1)                    $ 11,900,000
Class BF-1 Certificates              7.815%(1)                    $  6.300,000
Class AV-1 Certificates              Variable(2)                  $176,400,000
Class MV-1 Certificates              Variable(2)                  $ 16,275,000
Class MV-2 Certificates              Variable(2)                  $ 11,550,000
Class BV-1 Certificates              Variable(2)                  $  5,775,000
Class A-IO Certificates                 6.75%                           (3)
Class PF-1 Certificates                  (4)                            $50
Class PV-1 Certificates                  (4)                            $50
Class C Certificates                 Variable                           (3)
Class R Certificates                     (4)                            (3)

(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.
(2) Subject to a cap equal to the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.
(3) The Class A-IO-I, Class C and Class R Certificates do not have principal balances.
(4) The Class PF-1, Class PV-1 and Class R Certificates do not have an interest rate.

     The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

     The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class A-IO Certificates were purchased by Banc of America Securities LLC, Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated March 23, 2001, and offered pursuant to Registration Statement No. 333-35370 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

     Elections will be made to treat certain assets of the Trust as real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the Issuing REMIC.

     The description of the Mortgage Loans sold to the Trustee pursuant to the Trust Agreement as of the Closing Date begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

                          DESCRIPTION OF THE COLLATERAL
                              TOTAL MORTGAGE LOANS

Summary                                                                Total                  Minimum              Maximum
-------                                                                -----                  -------              -------
-----------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                          $390,234,844.73
Number of Loans                                                             3,827
Average Original Loan Balance                                          102,046.43             11,300.00         1,000,000.00
Average Current Loan Balance                                           101,968.86             11,296.45         1,000,000.00
*Weighted Average Combined Original LTV                                    77.28%                 6.45%              100.00%
*Weighted Average Gross Coupon                                            10.502%                5.792%              16.467%
*Weighted Average Gross Margin(1)                                          6.132%                3.230%              10.400%
*Weighted Average Term to Next Rate Adjustment Date(1)                         27                     6                   37
*Weighted Average Remaining Term to Maturity (months)                         282                    58                  360
**Weighted Average Credit Score                                               586                   411                  806
-----------------------------------------------------------------------------------------------------------------------------

* Weighted Average reflected in Total.
**98.61% of the mortgage moans have Credit Scores.
(1) Applies only to adjustable-rate mortgages.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percent of Cut-Off Date
                                                           Range                                     Principal Balance
                                                           -----                                     -----------------
         Product Type                                      Fixed                                          58.07%
                                                           Adjustable                                     41.93%

         Fully Amortizing Mortgage Loans                                                                  62.82%
         Balloon Mortgage Loans                                                                           37.18%

         Lien                                              First                                          98.34%
                                                           Second                                          1.66%

         Property Type                                     Single Family Detached                         82.20%
                                                           PUD                                             5.96%
                                                           2-4 Family                                      4.20%
                                                           Low Rise Condo                                  3.06%
                                                           Manufactured Housing                            2.06%
                                                           Single Family Attached                          1.39%
                                                           Others                                          1.13%

         Occupancy Status                                  Primary                                        95.27%
                                                           Investor                                        4.38%
                                                           Second Home                                     0.35%

         Geographic Distribution                           California                                     21.26%
                                                           Georgia                                         6.39%
                                                           Michigan                                        5.72%
                                                           Illinois                                        5.13%


         Number of States (including DC)                                                                      49

         Largest Zip Code Concentration                    30328                                           0.40%
         Loans with Mortgage Insurance                                                                     1.61%
         Loans with Prepayment Penalties                                                                  83.17%
-----------------------------------------------------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                             GROUP I MORTGAGE LOANS

Summary                                                                Total                  Minimum              Maximum
-------                                                                -----                  -------              -------
-----------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                          $226,606,949.73
Number of Loans                                                             2,540
Average Original Loan Balance                                           89,277.48             11,300.00           850,000.00
Average Current Loan Balance                                            89,215.33             11,296.45           850,000.00
*Weighted Average Combined Original LTV                                    76.81%                 6.45%              100.00%
*Weighted Average Gross Coupon                                            10.452%                5.792%              16.467%
*Weighted Average Remaining Term to Maturity (months)                         227                    58                  360
**Weighted Average Credit Score                                               596                   411                  806
-----------------------------------------------------------------------------------------------------------------------------

* Weighted Average reflected in Total.
**98.27% of the mortgage loans have Credit Scores.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percent of Cut-Off Date
                                                           Range                                     Principal Balance
                                                           -----                                     -----------------
         Product Type                                      Fixed                                         100.00%

         Fully Amortizing Mortgage Loans                                                                  35.98%
         Balloon Mortgage Loans                                                                           64.02%

         Lien                                              First                                          97.15%
                                                           Second                                          2.85%

         Property Type                                     Single Family Detached                         84.08%
                                                           PUD                                             4.76%
                                                           2-4 Family                                      3.70%
                                                           Manufactured Housing                            2.85%
                                                           Low Rise Condo                                  2.04%
                                                           Single Family Attached                          1.29%
                                                           Others                                          1.29%

         Occupancy Status                                  Primary                                        95.47%
                                                           Investor                                        4.34%
                                                           Second Home                                     0.19%

         Geographic Distribution                           California                                     13.73%
                                                           Georgia                                         7.38%
                                                           Florida                                         6.33%
                                                           Michigan                                        5.74%
                                                           Ohio                                            5.49%

         Number of States (including DC)                                                                      48

         Largest Zip Code Concentration                    30328                                           0.58%
         Loans with Mortgage Insurance                                                                     2.30%
         Loans with Prepayment Penalties                                                                  83.33%
-----------------------------------------------------------------------------------------------------------------------------

                     DESCRIPTION OF THE EXPECTED COLLATERAL

GROUP I MORTGAGE LOANS
RANGE OF MORTGAGE INTEREST RATES

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
  Range of Gross         Mortgage         Cut-Off Date           Cut-Off Date
  Interest Rates          Loans        Principal Balance      Principal Balance
===============================================================================
 5.751% to  6.000%            5         $    751,500.00              0.33%
-------------------------------------------------------------------------------
 6.001% to  6.250%            3              658,000.00              0.29
-------------------------------------------------------------------------------
 6.251% to  6.500%            7            1,057,250.00              0.47
-------------------------------------------------------------------------------
 6.501% to  6.750%            1              107,000.00              0.05
-------------------------------------------------------------------------------
 6.751% to  7.000%            8            1,401,070.49              0.62
-------------------------------------------------------------------------------
 7.001% to  7.250%            9            1,660,170.49              0.73
-------------------------------------------------------------------------------
 7.251% to  7.500%           24            2,754,204.45              1.22
-------------------------------------------------------------------------------
 7.501% to  7.750%           25            2,575,789.14              1.14
-------------------------------------------------------------------------------
 7.751% to  8.000%           52            8,128,906.08              3.59
-------------------------------------------------------------------------------
 8.001% to  8.250%           48            5,675,077.62              2.50
-------------------------------------------------------------------------------
 8.251% to  8.500%           45            5,481,677.14              2.42
-------------------------------------------------------------------------------
 8.501% to  8.750%           67            8,265,715.28              3.65
-------------------------------------------------------------------------------
 8.751% to  9.000%           98           11,696,734.03              5.16
-------------------------------------------------------------------------------
 9.001% to  9.250%           69            7,893,863.94              3.48
-------------------------------------------------------------------------------
 9.251% to  9.500%           11           12,598,703.68              5.56
-------------------------------------------------------------------------------
 9.501% to  9.750%           09           11,183,799.90              4.94
-------------------------------------------------------------------------------
 9.751% to 10.000%           63           16,500,064.96              7.28
-------------------------------------------------------------------------------
10.001% to 10.250%           87            8,391,565.29              3.70
-------------------------------------------------------------------------------
10.251% to 10.500%           35           11,922,796.88              5.26
-------------------------------------------------------------------------------
10.501% to 10.750%           55           13,343,207.61              5.89
-------------------------------------------------------------------------------
10.751% to 11.000%           81           16,679,284.85              7.36
-------------------------------------------------------------------------------
11.001% to 11.250%           04            8,288,432.48              3.66
-------------------------------------------------------------------------------
11.251% to 11.500%           39           10,925,412.18              4.82
-------------------------------------------------------------------------------
11.501% to 11.750%           08            8,688,373.00              3.83
-------------------------------------------------------------------------------
11.751% to 12.000%           38            9,709,098.66              4.28
-------------------------------------------------------------------------------
12.001% to 12.250%           81            5,382,393.25              2.38
-------------------------------------------------------------------------------
12.251% to 12.500%           01            6,980,509.78              3.08
-------------------------------------------------------------------------------
12.501% to 12.750%           92            5,832,202.44              2.57
-------------------------------------------------------------------------------
12.751% to 13.000%           95            6,473,438.38              2.86
-------------------------------------------------------------------------------
13.001% to 13.250%           59            3,393,935.31              1.50
-------------------------------------------------------------------------------
13.251% to 13.500%           56            2,985,597.53              1.32
-------------------------------------------------------------------------------
13.501% to 13.750%           53            3,244,027.50              1.43
-------------------------------------------------------------------------------
13.751% to 14.000%           48            2,587,959.61              1.14
-------------------------------------------------------------------------------
14.001% to 14.250%           16              865,733.84              0.38
-------------------------------------------------------------------------------
14.251% to 14.500%           20            1,030,858.77              0.45
-------------------------------------------------------------------------------
14.501% to 14.750%           11              472,820.14              0.21
-------------------------------------------------------------------------------
14.751% to 15.000%           13              835,213.95              0.37
-------------------------------------------------------------------------------
15.001% to 15.250%            2               78,822.71              0.03
-------------------------------------------------------------------------------
15.501% to 15.750%            1               35,995.51              0.02
-------------------------------------------------------------------------------
16.251% to 16.500%            1               69,742.86              0.03
-------------------------------------------------------------------------------
       TOTAL              2,540         $226,606,949.73            100.00%
===============================================================================

GROUP I MORTGAGE LOANS
RANGE OF REMAINING TERMS TO STATED MATURITY

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
Range of Remaining       Mortgage         Cut-Off Date           Cut-Off Date
     Terms                Loans        Principal Balance      Principal Balance
===============================================================================
 49  to  60                   2         $     57,478.58              0.03%
-------------------------------------------------------------------------------
109  to 120                  30            1,396,875.33              0.62
-------------------------------------------------------------------------------
133  to 144                   7              387,578.38              0.17
-------------------------------------------------------------------------------
169  to 180               1,797          160,428,078.07             70.80
-------------------------------------------------------------------------------
229  to 240                  63            4,500,069.92              1.99
-------------------------------------------------------------------------------
289  to 300                  10              906,825.39              0.40
-------------------------------------------------------------------------------
337  to 348                   1               55,913.90              0.02
-------------------------------------------------------------------------------
349  to 360                 630           58,874,130.16             25.98
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================



GROUP I MORTGAGE LOANS
COMBINED ORIGINAL LOAN-TO-VALUE RATIO

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
 Range of Loan           Mortgage         Cut-Off Date           Cut-Off Date
To Value Ratios           Loans        Principal Balance      Principal Balance
===============================================================================
 5.01% to  10.00%             1         $     29,941.59              0.01%
-------------------------------------------------------------------------------
10.01% to  15.00%             1               24,986.69              0.01
-------------------------------------------------------------------------------
15.01% to  20.00%             7              279,786.85              0.12
-------------------------------------------------------------------------------
20.01% to  25.00%             9              350,215.74              0.15
-------------------------------------------------------------------------------
25.01% to  30.00%            19            1,120,950.31              0.49
-------------------------------------------------------------------------------
30.01% to  35.00%            24            1,233,252.85              0.54
-------------------------------------------------------------------------------
35.01% to  40.00%            29            1,884,630.57              0.83
-------------------------------------------------------------------------------
40.01% to  45.00%            49            2,930,177.30              1.29
-------------------------------------------------------------------------------
45.01% to  50.00%            62            4,481,901.93              1.98
-------------------------------------------------------------------------------
50.01% to  55.00%            53            3,749,901.01              1.65
-------------------------------------------------------------------------------
55.01% to  60.00%           111            7,530,741.90              3.32
-------------------------------------------------------------------------------
60.01% to  65.00%           170           13,698,675.20              6.05
-------------------------------------------------------------------------------
65.01% to  70.00%           239           20,042,723.73              8.84
-------------------------------------------------------------------------------
70.01% to  75.00%           301           30,071,322.04             13.27
-------------------------------------------------------------------------------
75.01% to  80.00%           595           56,951,787.21             25.13
-------------------------------------------------------------------------------
80.01% to  85.00%           371           34,342,272.98             15.15
-------------------------------------------------------------------------------
85.01% to  90.00%           402           40,708,362.90             17.96
-------------------------------------------------------------------------------
90.01% to  95.00%            33            4,164,803.64              1.84
-------------------------------------------------------------------------------
95.01% to 100.00%            64            3,010,515.29              1.33
-------------------------------------------------------------------------------
      TOTAL               2,540        $ 226,606,949.73            100.00%
===============================================================================

GROUP I MORTGAGE LOANS
CURRENT PRINCIPAL BALANCE

===============================================================================
                                                                 Percent Of
     Range of              Number Of        Aggregate          Group I Loans by
Current Principal           Mortgage       Cut-Off Date          Cut-Off Date
     Balances                Loans      Principal Balance     Principal Balance
===============================================================================
      $.01 to  25,000.00       113      $   2,429,333.28              1.07%
-------------------------------------------------------------------------------
 25,000.01 to  50,000.00       640         24,506,687.07             10.81
-------------------------------------------------------------------------------
 50,000.01 to  75,000.00       669         41,328,831.47             18.24
-------------------------------------------------------------------------------
 75,000.01 to 100,000.00       386         33,594,936.64             14.83
-------------------------------------------------------------------------------
100,000.01 to 125,000.00       262         29,258,845.88             12.91
-------------------------------------------------------------------------------
125,000.01 to 150,000.00       162         22,303,656.24              9.84
-------------------------------------------------------------------------------
150,000.01 to 175,000.00        92         14,958,665.47              6.60
-------------------------------------------------------------------------------
175,000.01 to 200,000.00        57         10,752,439.66              4.74
-------------------------------------------------------------------------------
200,000.01 to 225,000.00        47          9,940,132.66              4.39
-------------------------------------------------------------------------------
225,000.01 to 250,000.00        29          6,885,168.73              3.04
-------------------------------------------------------------------------------
250,000.01 to 275,000.00        17          4,433,655.65              1.96
-------------------------------------------------------------------------------
275,000.01 to 300,000.00        19          5,486,981.70              2.42
-------------------------------------------------------------------------------
300,000.01 to 325,000.00         5          1,595,310.88              0.70
-------------------------------------------------------------------------------
325,000.01 to 350,000.00         5          1,697,170.35              0.75
-------------------------------------------------------------------------------
350,000.01 to 375,000.00        10          3,650,392.12              1.61
-------------------------------------------------------------------------------
375,000.01 to 400,000.00         3          1,185,615.38              0.52
-------------------------------------------------------------------------------
400,000.01 to 425,000.00         3          1,256,500.00              0.55
-------------------------------------------------------------------------------
425,000.01 to 450,000.00         5          2,192,365.07              0.97
-------------------------------------------------------------------------------
450,000.01 to 475,000.00         2            936,718.29              0.41
-------------------------------------------------------------------------------
475,000.01 to 500,000.00         3          1,451,724.66              0.64
-------------------------------------------------------------------------------
500,000.01 to 525,000.00         1            514,718.10              0.23
-------------------------------------------------------------------------------
525,000.01 to 550,000.00         2          1,079,173.47              0.48
-------------------------------------------------------------------------------
550,000.01 to 575,000.00         1            560,883.00              0.25
-------------------------------------------------------------------------------
575,000.01 to 600,000.00         4          2,379,501.37              1.05
-------------------------------------------------------------------------------
650,000.01 to 675,000.00         1            662,000.00              0.29
-------------------------------------------------------------------------------
700,000.01 to 725,000.00         1            715,542.59              0.32
-------------------------------------------------------------------------------
825,000.01 to 850,000.00         1            850,000.00              0.38
-------------------------------------------------------------------------------
          TOTAL              2,540       $226,606,949.73            100.00%
===============================================================================


GROUP I MORTGAGE LOANS
CREDIT GRADE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
Credit Grade of          Mortgage         Cut-Off Date           Cut-Off Date
Mortgage Loans            Loans        Principal Balance      Principal Balance
===============================================================================
A-                          829         $ 76,736,561.93             33.86%
-------------------------------------------------------------------------------
A                           516           50,933,009.34             22.48
-------------------------------------------------------------------------------
B                           493           37,536,185.46             16.56
-------------------------------------------------------------------------------
A+                          289           35,978,350.38             15.88
-------------------------------------------------------------------------------
C                           329           20,677,501.53              9.12
-------------------------------------------------------------------------------
D                            84            4,745,341.09              2.09
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================

GROUP I MORTGAGE LOANS
CREDIT SCORE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
  Range of               Mortgage         Cut-Off Date           Cut-Off Date
Credit Scores             Loans        Principal Balance      Principal Balance
===============================================================================
401 to 450                    8         $    483,648.73              0.21%
-------------------------------------------------------------------------------
451 to 500                  171           13,801,847.79              6.09
-------------------------------------------------------------------------------
501 to 550                  595           48,909,975.24             21.58
-------------------------------------------------------------------------------
551 to 600                  659           57,914,871.40             25.56
-------------------------------------------------------------------------------
601 to 650                  609           57,063,685.88             25.18
-------------------------------------------------------------------------------
651 to 700                  307           29,502,734.90             13.02
-------------------------------------------------------------------------------
701 to 750                   99           11,672,630.34              5.15
-------------------------------------------------------------------------------
751 to 800                   24            3,085,463.66              1.36
-------------------------------------------------------------------------------
801 to 850                    3              255,500.00              0.11
-------------------------------------------------------------------------------
Unknown Scores               65            3,916,591.79              1.73
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================



GROUP I MORTGAGE LOANS
PROPERTY TYPE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
Property Type of         Mortgage         Cut-Off Date           Cut-Off Date
 Mortgage Loans           Loans        Principal Balance      Principal Balance
===============================================================================
Single Family             2,138         $190,533,203.55             84.08%
Detached
-------------------------------------------------------------------------------
PUD                          74           10,788,346.05              4.76
-------------------------------------------------------------------------------
2-4 Family                   96            8,373,370.11              3.70
-------------------------------------------------------------------------------
Manufactured Housing        106            6,447,902.52              2.85
-------------------------------------------------------------------------------
Low Rise Condominium         66            4,627,430.59              2.04
-------------------------------------------------------------------------------
Single Family Attached       33            2,923,224.80              1.29
-------------------------------------------------------------------------------
Townhouse                    18            1,584,819.48              0.70
-------------------------------------------------------------------------------
High Rise Condominium         9            1,328,652.63              0.59
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================

GROUP I MORTGAGE LOANS
OCCUPANCY

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
Occupancy Type of        Mortgage         Cut-Off Date           Cut-Off Date
Mortgage Premises         Loans        Principal Balance      Principal Balance
===============================================================================
Primary                   2,361         $216,346,919.76             95.47%
-------------------------------------------------------------------------------
Investor                    172            9,832,907.31              4.34
-------------------------------------------------------------------------------
Second Home                   7              427,122.66              0.19
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================


GROUP I MORTGAGE LOANS
PREPAYMENT PENALTY TERM

===============================================================================
                                                                  Percent Of
Prepayment Penalty      Number Of          Aggregate           Group I Loans by
     Term of             Mortgage         Cut-Off Date           Cut-Off Date
 Mortgage Loans           Loans        Principal Balance      Principal Balance
===============================================================================
1 Year                       43         $  5,400,168.16              2.38%
-------------------------------------------------------------------------------
2 Years                      51            5,401,009.19              2.38
-------------------------------------------------------------------------------
3 Years                     376           33,684,129.74             14.86
-------------------------------------------------------------------------------
4 Years                       3              179,859.73              0.08
-------------------------------------------------------------------------------
5 Years                   1,443          131,406,744.73             57.99
-------------------------------------------------------------------------------
Miscellaneous               172           12,763,123.62              5.63
-------------------------------------------------------------------------------
No Prepayment Penalty       452           37,771,914.56             16.67
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================


GROUP I MORTGAGE LOANS
ORIGINATION PROGRAM

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
                         Mortgage         Cut-Off Date           Cut-Off Date
Origination Program       Loans        Principal Balance      Principal Balance
===============================================================================
Full Documentation        2,078         $172,576,899.32             76.16%
-------------------------------------------------------------------------------
Stated Income               342           40,429,514.45             17.84
Documentation
-------------------------------------------------------------------------------
Limited Documentation       100           11,654,789.76              5.14
-------------------------------------------------------------------------------
No Ratio                     20            1,945,746.20              0.86
-------------------------------------------------------------------------------
      TOTAL               2,540         $226,606,949.73            100.00%
===============================================================================


GROUP I MORTGAGE LOANS
MORTGAGE LOAN PURPOSE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
                         Mortgage         Cut-Off Date           Cut-Off Date
Loan Purpose              Loans        Principal Balance      Principal Balance
===============================================================================
Cash-out Refinance        1,885         $163,626,178.87             72.21%
-------------------------------------------------------------------------------
Purchase                    397           36,258,336.86             16.00
-------------------------------------------------------------------------------
Rate/Term Refinance         258           26,722,434.00             11.79
-------------------------------------------------------------------------------
       TOTAL              2,540         $226,606,949.73            100.00%
===============================================================================

GROUP I MORTGAGE LOANS
PRODUCT TYPE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
Product Type of          Mortgage         Cut-Off Date           Cut-Off Date
Mortgage Loans            Loans        Principal Balance      Principal Balance
===============================================================================
15/30 Balloon             1,520         $145,074,676.51             64.02%
-------------------------------------------------------------------------------
Fixed                     1,020           81,532,273.22             35.98
-------------------------------------------------------------------------------
     TOTAL                2,540         $226,606,949.73            100.00%
===============================================================================

GROUP I MORTGAGE LOANS
GEOGRAPHICAL DISTRIBUTION

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate           Group I Loans by
                         Mortgage         Cut-Off Date           Cut-Off Date
    State                 Loans        Principal Balance      Principal Balance
===============================================================================
California                  219         $ 31,108,987.63             13.73%
-------------------------------------------------------------------------------
Georgia                     165           16,722,055.62              7.38
-------------------------------------------------------------------------------
Florida                     191           14,343,304.39              6.33
-------------------------------------------------------------------------------
Michigan                    185           12,998,633.83              5.74
-------------------------------------------------------------------------------
Ohio                        175           12,447,515.53              5.49
-------------------------------------------------------------------------------
Illinois                    120            9,378,787.73              4.14
-------------------------------------------------------------------------------
Pennsylvania                114            9,175,182.69              4.05
-------------------------------------------------------------------------------
New Jersey                   60            8,704,618.27              3.84
-------------------------------------------------------------------------------
Texas                       110            8,487,944.88              3.75
-------------------------------------------------------------------------------
Virginia                     94            7,711,212.25              3.40
-------------------------------------------------------------------------------
Tennessee                   108            7,139,146.09              3.15
-------------------------------------------------------------------------------
New York                     58            7,033,024.05              3.10
-------------------------------------------------------------------------------
Indiana                      90            6,141,001.59              2.71
-------------------------------------------------------------------------------
Colorado                     43            5,877,078.79              2.59
-------------------------------------------------------------------------------
Missouri                     78            5,612,129.50              2.48
-------------------------------------------------------------------------------
Washington                   44            5,378,315.55              2.37
-------------------------------------------------------------------------------
Minnesota                    49            5,226,050.07              2.31
-------------------------------------------------------------------------------
Louisiana                    78            5,121,499.34              2.26
-------------------------------------------------------------------------------
Kentucky                     56            4,469,689.21              1.97
-------------------------------------------------------------------------------
Maryland                     30            4,094,768.04              1.81
-------------------------------------------------------------------------------
Oklahoma                     53            3,726,278.44              1.64
-------------------------------------------------------------------------------
Arizona                      35            3,690,888.14              1.63
-------------------------------------------------------------------------------
Oregon                       31            3,348,825.53              1.48
-------------------------------------------------------------------------------
Iowa                         44            3,142,326.96              1.39
-------------------------------------------------------------------------------
Connecticut                  21            2,654,505.24              1.17
-------------------------------------------------------------------------------
Mississippi                  39            2,504,954.65              1.11
-------------------------------------------------------------------------------
Arkansas                     42            2,273,663.98              1.00
-------------------------------------------------------------------------------
Utah                         13            2,261,922.50              1.00
-------------------------------------------------------------------------------
North Carolina               36            2,170,260.88              0.96
-------------------------------------------------------------------------------
Wisconsin                    24            1,849,471.36              0.82
-------------------------------------------------------------------------------
Massachusetts                12            1,496,578.65              0.66
-------------------------------------------------------------------------------
South Carolina               12            1,287,400.36              0.57
-------------------------------------------------------------------------------
Nevada                       13            1,225,668.47              0.54
-------------------------------------------------------------------------------
New Mexico                   15            1,090,822.25              0.48
-------------------------------------------------------------------------------
Kansas                       14            1,086,925.02              0.48
-------------------------------------------------------------------------------
Nebraska                     11              918,681.04              0.41
-------------------------------------------------------------------------------
Hawaii                        8              864,696.84              0.38
-------------------------------------------------------------------------------
Alaska                        9              850,637.56              0.38
-------------------------------------------------------------------------------
Idaho                         6              842,759.30              0.37
-------------------------------------------------------------------------------
Maine                         7              511,046.07              0.23
-------------------------------------------------------------------------------
New Hampshire                 4              349,077.57              0.15
-------------------------------------------------------------------------------
West Virginia                 7              334,565.50              0.15
-------------------------------------------------------------------------------
Delaware                      3              200,228.81              0.09
-------------------------------------------------------------------------------
North Dakota                  4              192,004.03              0.08
-------------------------------------------------------------------------------
Wyoming                       4              166,652.74              0.07
-------------------------------------------------------------------------------
Montana                       2              140,300.00              0.06
-------------------------------------------------------------------------------
Rhode Island                  2              130,898.93              0.06
-------------------------------------------------------------------------------
South Dakota                  2              123,963.86              0.05
-------------------------------------------------------------------------------
     TOTAL                2,540         $226,606,949.73            100.00%
===============================================================================

                          DESCRIPTION OF THE COLLATERAL
                             GROUP II MORTGAGE LOANS

Summary                                                                Total                  Minimum              Maximum
-------                                                                -----                  -------              -------
-----------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                          $163,627,895.00
Number of Loans                                                             1,287
Average Original Loan Balance                                          127,247.01             20,000.00         1,000,000.00
Average Current Loan Balance                                           127,139.00             19,990.79         1,000,000.00
*Weighted Average Combined Original LTV                                    77.93%                15.63%               95.00%
*Weighted Average Gross Coupon                                            10.573%                6.625%              15.062%
*Weighted Average Gross Margin                                             6.132%                3.230%              10.400%
*Weighted Average Term to Next Rate Adjustment Date                            27                     6                   37
*Weighted Average Remaining Term to Maturity (months)                         359                   338                  360
**Weighted Average Credit Score                                               573                   442                  801
-----------------------------------------------------------------------------------------------------------------------------

* Weighted Average reflected in Total.
**99.07% of the mortgage moans have Credit Scores.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Percent of Cut-Off Date
                                                           Range                                     Principal Balance
                                                           -----                                     -----------------
         Product Type                                      Adjustable                                    100.00%

         Fully Amortizing Mortgage Loans                                                                 100.00%
         Balloon Mortgage Loans                                                                            0.00%

         Lien                                              First                                         100.00%
                                                           Second                                          0.00%

         Property Type                                     Single Family Detached                         79.60%
                                                           PUD                                             7.62%
                                                           2-4 Family                                      4.89%
                                                           Low Rise Condo                                  4.46%
                                                           Single Family Attached                          1.53%
                                                           Manufactured Housing                            0.98%
                                                           Others                                          0.92%

         Occupancy Status                                  Primary                                        94.99%
                                                           Investor                                        4.44%
                                                           Second Home                                     0.56%

         Geographic Distribution                           California                                     31.70%
                                                           Illinois                                        6.51%
                                                           Michigan                                        5.70%
                                                           Georgia                                         5.02%


         Number of States (including DC)                                                                      46

         Largest Zip Code Concentration                    37341                                           0.66%
         Loans with Mortgage Insurance                                                                     0.66%
         Loans with Prepayment Penalties                                                                  82.95%
-----------------------------------------------------------------------------------------------------------------------------

GROUP II MORTGAGE LOANS
RANGE OF MORTGAGE INTEREST RATES

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Range of Gross           Mortgage         Cut-Off Date           Cut-Off Date
Interest Rates            Loans        Principal Balance      Principal Balance
===============================================================================
 6.501% to  6.750%            1         $    346,585.65              0.21%
-------------------------------------------------------------------------------
 7.251% to  7.500%            1              274,315.82              0.17
-------------------------------------------------------------------------------
 7.501% to  7.750%            2              175,989.37              0.11
-------------------------------------------------------------------------------
 7.751% to  8.000%            5              952,982.69              0.58
-------------------------------------------------------------------------------
 8.001% to  8.250%            8            1,279,751.18              0.78
-------------------------------------------------------------------------------
 8.251% to  8.500%           13            3,047,002.40              1.86
-------------------------------------------------------------------------------
 8.501% to  8.750%           26            4,422,874.27              2.70
-------------------------------------------------------------------------------
 8.751% to  9.000%           32            5,390,135.53              3.29
-------------------------------------------------------------------------------
 9.001% to  9.250%           41            6,926,787.64              4.23
-------------------------------------------------------------------------------
 9.251% to  9.500%           50            7,770,744.87              4.75
-------------------------------------------------------------------------------
 9.501% to  9.750%           67           11,247,655.96              6.87
-------------------------------------------------------------------------------
 9.751% to 10.000%          135           21,546,961.42             13.17
-------------------------------------------------------------------------------
10.001% to 10.250%           73            9,581,648.06              5.86
-------------------------------------------------------------------------------
10.251% to 10.500%          109           13,188,233.76              8.06
-------------------------------------------------------------------------------
10.501% to 10.750%           96           14,196,543.04              8.68
-------------------------------------------------------------------------------
10.751% to 11.000%          117           14,879,450.46              9.09
-------------------------------------------------------------------------------
11.001% to 11.250%           77            7,870,995.76              4.81
-------------------------------------------------------------------------------
11.251% to 11.500%           88            9,442,946.83              5.77
-------------------------------------------------------------------------------
11.501% to 11.750%           65            6,744,476.77              4.12
-------------------------------------------------------------------------------
11.751% to 12.000%           61            5,717,245.85              3.49
-------------------------------------------------------------------------------
12.001% to 12.250%           47            4,520,531.03              2.76
-------------------------------------------------------------------------------
12.251% to 12.500%           37            3,273,875.79              2.00
-------------------------------------------------------------------------------
12.501% to 12.750%           22            2,257,430.19              1.38
-------------------------------------------------------------------------------
12.751% to 13.000%           31            2,224,156.54              1.36
-------------------------------------------------------------------------------
13.001% to 13.250%           18            1,334,840.22              0.82
-------------------------------------------------------------------------------
13.251% to 13.500%           18            1,316,426.85              0.80
-------------------------------------------------------------------------------
13.501% to 13.750%           17            1,089,270.88              0.67
-------------------------------------------------------------------------------
13.751% to 14.000%            9              649,923.58              0.40
-------------------------------------------------------------------------------
14.001% to 14.250%            7              641,127.53              0.39
-------------------------------------------------------------------------------
14.251% to 14.500%            5              518,016.40              0.32
-------------------------------------------------------------------------------
14.501% to 14.750%            5              333,897.40              0.20
-------------------------------------------------------------------------------
14.751% to 15.000%            3              343,988.50              0.21
-------------------------------------------------------------------------------
15.001% to 15.250%            1              121,082.76              0.07
-------------------------------------------------------------------------------
       TOTAL              1,287         $163,627,895.00            100.00%
===============================================================================



GROUP II MORTGAGE LOANS
RANGE OF REMAINING TERMS TO STATED MATURITY

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Range of Remaining       Mortgage         Cut-Off Date           Cut-Off Date
      Terms               Loans        Principal Balance      Principal Balance
===============================================================================
337 to 348                    2         $    157,688.31              0.10%
-------------------------------------------------------------------------------
349 to 360                1,285          163,470,206.69             99.90
-------------------------------------------------------------------------------
     TOTAL                1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
ORIGINAL LOAN-TO-VALUE RATIO

===============================================================================
                                                                  Percent Of
   Range of             Number Of          Aggregate          Group II Loans by
Loan-to-Value            Mortgage         Cut-Off Date           Cut-Off Date
    Ratios                Loans        Principal Balance      Principal Balance
===============================================================================
15.01% to 20.00%              1         $     19,990.79              0.01%
-------------------------------------------------------------------------------
20.01% to 25.00%              1               24,994.82              0.02
-------------------------------------------------------------------------------
25.01% to 30.00%              4              373,332.07              0.23
-------------------------------------------------------------------------------
30.01% to 35.00%              2              456,930.40              0.28
-------------------------------------------------------------------------------
35.01% to 40.00%              8              342,743.40              0.21
-------------------------------------------------------------------------------
40.01% to 45.00%             11              858,234.55              0.52
-------------------------------------------------------------------------------
45.01% to 50.00%             23            2,478,746.47              1.51
-------------------------------------------------------------------------------
50.01% to 55.00%             21            1,682,686.34              1.03
-------------------------------------------------------------------------------
55.01% to 60.00%             36            3,201,627.63              1.96
-------------------------------------------------------------------------------
60.01% to 65.00%             76            9,070,116.99              5.54
-------------------------------------------------------------------------------
65.01% to 70.00%            127           16,824,703.47             10.28
-------------------------------------------------------------------------------
70.01% to 75.00%            161           21,375,069.62             13.06
-------------------------------------------------------------------------------
75.01% to 80.00%            378           49,072,264.80             29.99
-------------------------------------------------------------------------------
80.01% to 85.00%            226           27,626,190.35             16.88
-------------------------------------------------------------------------------
85.01% to 90.00%            210           29,797,101.47             18.21
-------------------------------------------------------------------------------
90.01% to 95.00%              2              423,161.83              0.26
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
CURRENT PRINCIPAL BALANCE

===============================================================================
                                                                   Percent Of
    Range of                 Number Of        Aggregate        Group II Loans by
Current Principal             Mortgage       Cut-Off Date         Cut-Off Date
    Balances                   Loans      Principal Balance    Principal Balance
===============================================================================
      $.01 to    25,000.00         20      $    474,688.63            0.29%
-------------------------------------------------------------------------------
 25,000.01 to    50,000.00        155         6,143,845.73            3.75
-------------------------------------------------------------------------------
 50,000.01 to    75,000.00        289        18,152,777.65           11.09
-------------------------------------------------------------------------------
 75,000.01 to   100,000.00        217        19,065,699.70           11.65
-------------------------------------------------------------------------------
100,000.01 to   125,000.00        150        16,783,355.53           10.26
-------------------------------------------------------------------------------
125,000.01 to   150,000.00        111        15,191,163.09            9.28
-------------------------------------------------------------------------------
150,000.01 to   175,000.00         72        11,659,785.93            7.13
-------------------------------------------------------------------------------
175,000.01 to   200,000.00         73        13,740,810.49            8.40
-------------------------------------------------------------------------------
200,000.01 to   225,000.00         52        11,090,022.99            6.78
-------------------------------------------------------------------------------
225,000.01 to   250,000.00         28         6,658,901.80            4.07
-------------------------------------------------------------------------------
250,000.01 to   275,000.00         30         7,922,372.17            4.84
-------------------------------------------------------------------------------
275,000.01 to   300,000.00         19         5,542,121.61            3.39
-------------------------------------------------------------------------------
300,000.01 to   325,000.00          9         2,808,879.18            1.72
-------------------------------------------------------------------------------
325,000.01 to   350,000.00         14         4,768,303.25            2.91
-------------------------------------------------------------------------------
350,000.01 to   375,000.00          9         3,267,280.26            2.00
-------------------------------------------------------------------------------
375,000.01 to   400,000.00         13         5,085,767.27            3.11
-------------------------------------------------------------------------------
425,000.01 to   450,000.00          7         3,096,430.10            1.89
-------------------------------------------------------------------------------
450,000.01 to   475,000.00          2           945,108.93            0.58
-------------------------------------------------------------------------------
475,000.01 to   500,000.00          1           477,334.32            0.29
-------------------------------------------------------------------------------
525,000.01 to   550,000.00          1           536,250.00            0.33
-------------------------------------------------------------------------------
550,000.01 to   575,000.00          1           573,500.64            0.35
-------------------------------------------------------------------------------
575,000.01 to   600,000.00          3         1,779,537.42            1.09
-------------------------------------------------------------------------------
625,000.01 to   650,000.00          4         2,570,204.77            1.57
-------------------------------------------------------------------------------
650,000.01 to   675,000.00          1           658,000.00            0.40
-------------------------------------------------------------------------------
675,000.01 to   700,000.00          2         1,364,681.58            0.83
-------------------------------------------------------------------------------
700,000.01 to   725,000.00          1           721,734.17            0.44
-------------------------------------------------------------------------------
725,000.01 to   750,000.00          1           749,717.64            0.46
-------------------------------------------------------------------------------
775,000.01 to   800,000.00          1           799,620.15            0.49
-------------------------------------------------------------------------------
975,000.01 to 1,000,000.00          1         1,000,000.00            0.61
-------------------------------------------------------------------------------
        TOTAL                   1,287      $163,627,895.00          100.00%
===============================================================================

GROUP II MORTGAGE LOANS
CREDIT GRADE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Credit Grade of          Mortgage         Cut-Off Date           Cut-Off Date
Mortgage Loans            Loans        Principal Balance      Principal Balance
===============================================================================
A-                          505         $ 73,651,799.63             45.01%
-------------------------------------------------------------------------------
B                           352           40,284,743.01             24.62
-------------------------------------------------------------------------------
C                           275           27,573,732.44             16.85
-------------------------------------------------------------------------------
A                            75           13,644,546.55              8.34
-------------------------------------------------------------------------------
D                            57            4,472,212.37              2.73
-------------------------------------------------------------------------------
A+                           23            4,000,861.00              2.45
-------------------------------------------------------------------------------
    TOTAL                 1,287         $163,627,895.00            100.00%
===============================================================================


GROUP II MORTGAGE LOANS
CREDIT SCORE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
  Range of               Mortgage         Cut-Off Date           Cut-Off Date
Credit Scores             Loans        Principal Balance      Principal Balance
===============================================================================
401 to 450                    1         $     31,350.00              0.02%
-------------------------------------------------------------------------------
451 to 500                  109           11,671,660.33              7.13
-------------------------------------------------------------------------------
501 to 550                  442           50,587,668.48             30.92
-------------------------------------------------------------------------------
551 to 600                  414           54,220,560.90             33.14
-------------------------------------------------------------------------------
601 to 650                  207           29,334,409.73             17.93
-------------------------------------------------------------------------------
651 to 700                   76           12,454,199.34              7.61
-------------------------------------------------------------------------------
701 to 750                   18            2,683,096.77              1.64
-------------------------------------------------------------------------------
751 to 800                    5              742,863.38              0.45
-------------------------------------------------------------------------------
801 to 850                    1              375,200.00              0.23
-------------------------------------------------------------------------------
Unknown Scores               14            1,526,886.07              0.93
-------------------------------------------------------------------------------
     TOTAL                1,287         $163,627,895.00            100.00%
===============================================================================

         GROUP II MORTGAGE LOANS
          PROPERTY TYPE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Property Type of         Mortgage         Cut-Off Date           Cut-Off Date
 Mortgage Loans           Loans        Principal Balance      Principal Balance
===============================================================================
Single Family             1,052         $130,249,054.68             79.60%
Detached
-------------------------------------------------------------------------------
PUD                          71           12,463,902.41              7.62
-------------------------------------------------------------------------------
2-4 Family                   62            7,999,785.09              4.89
-------------------------------------------------------------------------------
Low Rise Condominium         56            7,304,474.18              4.46
-------------------------------------------------------------------------------
Single Family Attached       13            2,495,364.83              1.53
-------------------------------------------------------------------------------
Manufactured Housing         21            1,608,662.25              0.98
-------------------------------------------------------------------------------
High Rise Condominium         5              778,819.52              0.48
-------------------------------------------------------------------------------
Townhouse                     6              536,716.80              0.33
-------------------------------------------------------------------------------
Deminimus PUD                 1              191,115.24              0.12
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================


         GROUP II MORTGAGE LOANS
         OCCUPANCY

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Occupancy Type of        Mortgage         Cut-Off Date           Cut-Off Date
Mortgage Premises         Loans        Principal Balance      Principal Balance
===============================================================================
Primary                   1,196         $155,435,063.91             94.99%
-------------------------------------------------------------------------------
Investor                     85            7,268,410.79              4.44
-------------------------------------------------------------------------------
Second Home                   6              924,420.30              0.56
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================


GROUP II MORTGAGE LOANS
PREPAYMENT PENALTY TERM

===============================================================================
                                                                  Percent Of
Prepayment Penalty      Number Of          Aggregate          Group II Loans by
     Term of             Mortgage         Cut-Off Date           Cut-Off Date
  Mortgage Loans          Loans        Principal Balance      Principal Balance
===============================================================================
1 Year                       18         $  3,187,509.12              1.95%
-------------------------------------------------------------------------------
2 Years                     389           50,562,094.17             30.90
-------------------------------------------------------------------------------
3 Years                     421           52,893,569.23             32.33
-------------------------------------------------------------------------------
4 Years                       2              319,268.50              0.20
-------------------------------------------------------------------------------
5 Years                     184           20,992,523.21             12.83
-------------------------------------------------------------------------------
Miscellaneous                72            7,770,337.83              4.75
-------------------------------------------------------------------------------
No Prepayment Penalty       201           27,902,592.94             17.05
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
ORIGINATION PROGRAM

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Origination              Mortgage         Cut-Off Date           Cut-Off Date
   Program                Loans        Principal Balance      Principal Balance
===============================================================================
Full Documentation          994         $116,063,797.53             70.93%
-------------------------------------------------------------------------------
Stated Income               241           37,340,863.29             22.82
Documentation
-------------------------------------------------------------------------------
Limited Documentation        49            9,870,073.03              6.03
-------------------------------------------------------------------------------
No Ratio                      3              353,161.15              0.22
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================


GROUP II MORTGAGE LOANS
MORTGAGE LOAN PURPOSE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
                         Mortgage         Cut-Off Date           Cut-Off Date
Loan Purpose              Loans        Principal Balance      Principal Balance
===============================================================================
Cash-out Refinance          804         $102,656,032.05             62.74%
-------------------------------------------------------------------------------
Purchase                    378           46,338,548.67             28.32
-------------------------------------------------------------------------------
Rate/Term Refinance         105           14,633,314.28              8.94
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================


GROUP II MORTGAGE LOANS
PRODUCT TYPE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Product Type of          Mortgage         Cut-Off Date           Cut-Off Date
Mortgage Loans            Loans        Principal Balance      Principal Balance
===============================================================================
2/28 LIBOR                  819         $105,421,473.49             64.43%
-------------------------------------------------------------------------------
3/27 LIBOR                  466           57,939,043.13             35.41
-------------------------------------------------------------------------------
1/29 CMT                      1              205,878.38              0.13
-------------------------------------------------------------------------------
Six Month LIBOR               1               61,500.00              0.04
-------------------------------------------------------------------------------
       TOTAL              1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
GEOGRAPHICAL DISTRIBUTION

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
                         Mortgage         Cut-Off Date           Cut-Off Date
State                     Loans        Principal Balance      Principal Balance
===============================================================================
California                  262         $ 51,867,471.04             31.70%
-------------------------------------------------------------------------------
Illinois                     99           10,646,444.82              6.51
-------------------------------------------------------------------------------
Michigan                    106            9,323,469.19              5.70
-------------------------------------------------------------------------------
Georgia                      66            8,211,920.18              5.02
-------------------------------------------------------------------------------
Ohio                         83            6,772,912.92              4.14
-------------------------------------------------------------------------------
Texas                        59            5,580,818.93              3.41
-------------------------------------------------------------------------------
Colorado                     39            5,226,748.75              3.19
-------------------------------------------------------------------------------
Florida                      51            5,092,574.39              3.11
-------------------------------------------------------------------------------
Minnesota                    42            4,714,068.93              2.88
-------------------------------------------------------------------------------
Virginia                     21            4,447,298.12              2.72
-------------------------------------------------------------------------------
Arizona                      26            4,185,223.21              2.56
-------------------------------------------------------------------------------
Washington                   25            3,941,092.09              2.41
-------------------------------------------------------------------------------
Missouri                     38            3,749,413.02              2.29
-------------------------------------------------------------------------------
Connecticut                  28            3,314,921.03              2.03
-------------------------------------------------------------------------------
North Carolina               32            3,040,753.69              1.86
-------------------------------------------------------------------------------
Oregon                       18            2,774,414.35              1.70
-------------------------------------------------------------------------------
Iowa                         35            2,548,771.38              1.56
-------------------------------------------------------------------------------
New Jersey                   12            2,466,596.89              1.51
-------------------------------------------------------------------------------
Pennsylvania                 28            2,404,867.82              1.47
-------------------------------------------------------------------------------
Hawaii                       12            2,293,208.79              1.40
-------------------------------------------------------------------------------
Indiana                      30            1,848,762.21              1.13
-------------------------------------------------------------------------------
Tennessee                     9            1,845,894.28              1.13
-------------------------------------------------------------------------------
Utah                         14            1,657,111.44              1.01
-------------------------------------------------------------------------------
Massachusetts                 5            1,507,596.95              0.92
-------------------------------------------------------------------------------
Kentucky                     20            1,486,470.92              0.91
-------------------------------------------------------------------------------
Wisconsin                    20            1,404,695.12              0.86
-------------------------------------------------------------------------------
Nevada                        9            1,338,733.51              0.82
-------------------------------------------------------------------------------
Louisiana                    13            1,331,405.22              0.81
-------------------------------------------------------------------------------
New York                      5            1,165,918.55              0.71
-------------------------------------------------------------------------------
Maryland                      7            1,066,381.27              0.65
-------------------------------------------------------------------------------
South Carolina                7              831,358.41              0.51
-------------------------------------------------------------------------------
Rhode Island                  3              789,622.70              0.48
-------------------------------------------------------------------------------
Oklahoma                     14              715,725.67              0.44
-------------------------------------------------------------------------------
Kansas                       10              642,741.33              0.39
-------------------------------------------------------------------------------
Arkansas                      7              461,993.02              0.28
-------------------------------------------------------------------------------
Montana                       1              450,000.00              0.28
-------------------------------------------------------------------------------
Mississippi                   6              400,872.27              0.24
-------------------------------------------------------------------------------
Idaho                         3              398,396.55              0.24
-------------------------------------------------------------------------------
West Virginia                 6              396,095.08              0.24
-------------------------------------------------------------------------------
Maine                         3              245,302.16              0.15
-------------------------------------------------------------------------------
New Mexico                    4              243,711.46              0.15
-------------------------------------------------------------------------------
North Dakota                  3              231,838.57              0.14
-------------------------------------------------------------------------------
Alaska                        2              214,338.99              0.13
-------------------------------------------------------------------------------
South Dakota                  2              187,725.00              0.11
-------------------------------------------------------------------------------
District of Columbia          1              122,481.45              0.07
-------------------------------------------------------------------------------
Wyoming                       1               39,733.33              0.02
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
RANGE OF GROSS MARGINS

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Range of Gross           Mortgage         Cut-Off Date           Cut-Off Date
   Margins                Loans        Principal Balance      Principal Balance
===============================================================================
 3.001% to  3.250%            1         $    346,585.65              0.21%
-------------------------------------------------------------------------------
 3.501% to  3.750%            2               75,000.00              0.05
-------------------------------------------------------------------------------
 3.751% to  4.000%           10            1,171,029.69              0.72
-------------------------------------------------------------------------------
 4.001% to  4.250%           12            2,305,630.70              1.41
-------------------------------------------------------------------------------
 4.251% to  4.500%           22            4,192,288.68              2.56
-------------------------------------------------------------------------------
 4.501% to  4.750%           37            5,804,093.75              3.55
-------------------------------------------------------------------------------
 4.751% to  5.000%           64            8,992,172.43              5.50
-------------------------------------------------------------------------------
 5.001% to  5.250%           98           13,874,971.24              8.48
-------------------------------------------------------------------------------
 5.251% to  5.500%           89           12,425,362.11              7.59
-------------------------------------------------------------------------------
 5.501% to  5.750%          100           15,344,360.98              9.38
-------------------------------------------------------------------------------
 5.751% to  6.000%          120           15,302,843.00              9.35
-------------------------------------------------------------------------------
 6.001% to  6.250%           83            9,231,563.87              5.64
-------------------------------------------------------------------------------
 6.251% to  6.500%          133           17,281,992.34             10.56
-------------------------------------------------------------------------------
 6.501% to  6.750%          128           14,909,231.44              9.11
-------------------------------------------------------------------------------
 6.751% to  7.000%          116           15,154,802.52              9.26
-------------------------------------------------------------------------------
 7.001% to  7.250%           86            9,393,000.60              5.74
-------------------------------------------------------------------------------
 7.251% to  7.500%           77            7,329,999.99              4.48
-------------------------------------------------------------------------------
 7.501% to  7.750%           32            2,740,598.51              1.67
-------------------------------------------------------------------------------
 7.751% to  8.000%           36            3,897,979.77              2.38
-------------------------------------------------------------------------------
 8.001% to  8.250%            7              692,804.75              0.42
-------------------------------------------------------------------------------
 8.251% to  8.500%           10              772,937.86              0.47
-------------------------------------------------------------------------------
 8.501% to  8.750%            6              563,116.97              0.34
-------------------------------------------------------------------------------
 8.751% to  9.000%           11            1,131,784.92              0.69
-------------------------------------------------------------------------------
 9.001% to  9.250%            2              178,886.77              0.11
-------------------------------------------------------------------------------
 9.251% to  9.500%            1               45,000.00              0.03
-------------------------------------------------------------------------------
 9.501% to  9.750%            1              136,500.00              0.08
-------------------------------------------------------------------------------
 9.751% to 10.000%            2              300,364.27              0.18
-------------------------------------------------------------------------------
10.251% to 10.500%            1               32,992.19              0.02
-------------------------------------------------------------------------------
       TOTAL              1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
RANGE OF MAXIMUM INTEREST RATES

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Range of Maximum         Mortgage         Cut-Off Date           Cut-Off Date
 Interest Rates           Loans        Principal Balance      Principal Balance
===============================================================================
12.501% to 12.750%            1         $    346,585.65              0.21%
-------------------------------------------------------------------------------
13.251% to 13.500%            1              274,315.82              0.17
-------------------------------------------------------------------------------
13.501% to 13.750%            2              175,989.37              0.11
-------------------------------------------------------------------------------
13.751% to 14.000%            3              246,694.93              0.15
-------------------------------------------------------------------------------
14.001% to 14.250%            7            1,061,490.45              0.65
-------------------------------------------------------------------------------
14.251% to 14.500%           10            2,593,200.51              1.58
-------------------------------------------------------------------------------
14.501% to 14.750%           19            3,148,797.89              1.92
-------------------------------------------------------------------------------
14.751% to 15.000%           24            3,810,630.95              2.33
-------------------------------------------------------------------------------
15.001% to 15.250%           25            3,692,573.97              2.26
-------------------------------------------------------------------------------
15.251% to 15.500%           27            3,723,386.66              2.28
-------------------------------------------------------------------------------
15.501% to 15.750%           52            8,685,112.03              5.31
-------------------------------------------------------------------------------
15.751% to 16.000%           86           14,581,080.48              8.91
-------------------------------------------------------------------------------
16.001% to 16.250%           58            7,969,620.16              4.87
-------------------------------------------------------------------------------
16.251% to 16.500%           89           11,380,011.23              6.95
-------------------------------------------------------------------------------
16.501% to 16.750%           72            9,507,619.16              5.81
-------------------------------------------------------------------------------
16.751% to 17.000%          118           16,445,315.44             10.05
-------------------------------------------------------------------------------
17.001% to 17.250%           69            7,821,418.91              4.78
-------------------------------------------------------------------------------
17.251% to 17.500%           86           10,607,964.85              6.48
-------------------------------------------------------------------------------
17.501% to 17.750%           72           11,223,365.48              6.86
-------------------------------------------------------------------------------
17.751% to 18.000%           86            9,997,733.01              6.11
-------------------------------------------------------------------------------
18.001% to 18.250%           64            6,990,054.92              4.27
-------------------------------------------------------------------------------
18.251% to 18.500%           54            5,376,956.08              3.29
-------------------------------------------------------------------------------
18.501% to 18.750%           45            4,711,020.22              2.88
-------------------------------------------------------------------------------
18.751% to 19.000%           48            4,434,660.82              2.71
-------------------------------------------------------------------------------
19.001% to 19.250%           30            2,891,265.10              1.77
-------------------------------------------------------------------------------
19.251% to 19.500%           34            3,111,449.45              1.90
-------------------------------------------------------------------------------
19.501% to 19.750%           26            2,372,241.29              1.45
-------------------------------------------------------------------------------
19.751% to 20.000%           22            1,611,822.47              0.99
-------------------------------------------------------------------------------
20.001% to 20.250%           10              716,404.57              0.44
-------------------------------------------------------------------------------
20.251% to 20.500%           13            1,066,182.89              0.65
-------------------------------------------------------------------------------
20.501% to 20.750%            8              689,820.13              0.42
-------------------------------------------------------------------------------
20.751% to 21.000%            7              604,192.22              0.37
-------------------------------------------------------------------------------
21.001% to 21.250%            6              601,134.42              0.37
-------------------------------------------------------------------------------
21.251% to 21.500%            5              518,016.40              0.32
-------------------------------------------------------------------------------
21.501% to 21.750%            5              333,897.40              0.20
-------------------------------------------------------------------------------
21.751% to 22.000%            2              184,786.91              0.11
-------------------------------------------------------------------------------
22.001% to 22.250%            1              121,082.76              0.07
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
RANGE OF MINIMUM INTEREST RATES

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Range of Minimum         Mortgage         Cut-Off Date           Cut-Off Date
 Interest Rates           Loans        Principal Balance      Principal Balance
===============================================================================
 1.251% to  1.500%            1         $     99,967.82              0.06%
-------------------------------------------------------------------------------
 1.751% to  2.000%            1               32,992.19              0.02
-------------------------------------------------------------------------------
 4.501% to  4.750%            1              346,585.65              0.21
-------------------------------------------------------------------------------
 5.501% to  5.750%            2              175,989.37              0.11
-------------------------------------------------------------------------------
 5.751% to  6.000%            4              361,520.77              0.22
-------------------------------------------------------------------------------
 6.001% to  6.250%            5              569,624.12              0.35
-------------------------------------------------------------------------------
 6.251% to  6.500%            5            1,351,917.74              0.83
-------------------------------------------------------------------------------
 6.501% to  6.750%            7            1,620,106.00              0.99
-------------------------------------------------------------------------------
 6.751% to  7.000%            3              263,710.00              0.16
-------------------------------------------------------------------------------
 7.001% to  7.250%            7              774,798.27              0.47
-------------------------------------------------------------------------------
 7.251% to  7.500%           11            1,616,625.61              0.99
-------------------------------------------------------------------------------
 7.501% to  7.750%           11            2,481,273.04              1.52
-------------------------------------------------------------------------------
 7.751% to  8.000%           15            3,992,731.97              2.44
-------------------------------------------------------------------------------
 8.001% to  8.250%            6            1,254,409.68              0.77
-------------------------------------------------------------------------------
 8.251% to  8.500%           11            1,946,744.00              1.19
-------------------------------------------------------------------------------
 8.501% to  8.750%           23            3,093,718.11              1.89
-------------------------------------------------------------------------------
 8.751% to  9.000%           35            6,645,317.44              4.06
-------------------------------------------------------------------------------
 9.001% to  9.250%           37            6,450,187.07              3.94
-------------------------------------------------------------------------------
 9.251% to  9.500%           43            6,985,246.40              4.27
-------------------------------------------------------------------------------
 9.501% to  9.750%           57            8,832,362.41              5.40
-------------------------------------------------------------------------------
 9.751% to 10.000%          124           18,369,134.21             11.23
-------------------------------------------------------------------------------
10.001% to 10.250%           69            8,920,365.44              5.45
-------------------------------------------------------------------------------
10.251% to 10.500%          106           12,944,486.75              7.91
-------------------------------------------------------------------------------
10.501% to 10.750%           92           13,905,593.20              8.50
-------------------------------------------------------------------------------
10.751% to 11.000%          109           13,100,013.69              8.01
-------------------------------------------------------------------------------
11.001% to 11.250%           74            7,572,798.06              4.63
-------------------------------------------------------------------------------
11.251% to 11.500%           86            9,241,979.01              5.65
-------------------------------------------------------------------------------
11.501% to 11.750%           64            6,678,497.28              4.08
-------------------------------------------------------------------------------
11.751% to 12.000%           59            5,407,624.22              3.30
-------------------------------------------------------------------------------
12.001% to 12.250%           47            4,520,531.03              2.76
-------------------------------------------------------------------------------
12.251% to 12.500%           37            3,273,875.79              2.00
-------------------------------------------------------------------------------
12.501% to 12.750%           22            2,257,430.19              1.38
-------------------------------------------------------------------------------
12.751% to 13.000%           30            2,191,164.35              1.34
-------------------------------------------------------------------------------
13.001% to 13.250%           18            1,334,840.22              0.82
-------------------------------------------------------------------------------
13.251% to 13.500%           18            1,316,426.85              0.80
-------------------------------------------------------------------------------
13.501% to 13.750%           17            1,089,270.88              0.67
-------------------------------------------------------------------------------
13.751% to 14.000%            9              649,923.58              0.40
-------------------------------------------------------------------------------
14.001% to 14.250%            7              641,127.53              0.39
-------------------------------------------------------------------------------
14.251% to 14.500%            5              518,016.40              0.32
-------------------------------------------------------------------------------
14.501% to 14.750%            5              333,897.40              0.20
-------------------------------------------------------------------------------
14.751% to 15.000%            3              343,988.50              0.21
-------------------------------------------------------------------------------
15.001% to 15.250%            1              121,082.76              0.07
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================

GROUP II MORTGAGE LOANS
INDEX

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Adjustable Rate          Mortgage         Cut-Off Date           Cut-Off Date
     Index                Loans        Principal Balance      Principal Balance
===============================================================================
6 Month LIBOR             1,286         $163,422,016.62             99.87%
-------------------------------------------------------------------------------
1 Year CMT                    1              205,878.38              0.13
-------------------------------------------------------------------------------
    TOTAL                 1,287         $163,627,895.00            100.00%
===============================================================================


GROUP II MORTGAGE LOANS
NEXT INTEREST ADJUSTMENT DATE

===============================================================================
                                                                  Percent Of
                        Number Of          Aggregate          Group II Loans by
Interest Adjustment      Mortgage         Cut-Off Date           Cut-Off Date
       Date               Loans        Principal Balance      Principal Balance
===============================================================================
     September 2001           1         $     61,500.00              0.04%
-------------------------------------------------------------------------------
      February 2002           1              205,878.38              0.13
-------------------------------------------------------------------------------
         March 2002           1               50,981.47              0.03
-------------------------------------------------------------------------------
           May 2002           1              106,706.84              0.07
-------------------------------------------------------------------------------
        August 2002           1               56,811.27              0.03
-------------------------------------------------------------------------------
     September 2002           2              285,407.75              0.17
-------------------------------------------------------------------------------
       October 2002           1               58,314.58              0.04
-------------------------------------------------------------------------------
      November 2002           8            1,481,154.86              0.91
-------------------------------------------------------------------------------
      December 2002          34            4,984,003.41              3.05
-------------------------------------------------------------------------------
       January 2003         141           18,300,870.18             11.18
-------------------------------------------------------------------------------
      February 2003         342           42,041,540.33             25.69
-------------------------------------------------------------------------------
         March 2003         245           33,262,113.64             20.33
-------------------------------------------------------------------------------
         April 2003          44            4,900,276.00              2.99
-------------------------------------------------------------------------------
          July 2003           1              167,222.96              0.10
-------------------------------------------------------------------------------
       October 2003           3              241,349.33              0.15
-------------------------------------------------------------------------------
      November 2003          10            1,330,086.97              0.81
-------------------------------------------------------------------------------
      December 2003          18            1,984,037.01              1.21
-------------------------------------------------------------------------------
       January 2004         137           18,862,716.64             11.53
-------------------------------------------------------------------------------
      February 2004         162           20,598,776.73             12.59
-------------------------------------------------------------------------------
         March 2004         110           12,828,196.65              7.84
-------------------------------------------------------------------------------
         April 2004          24            1,819,950.00              1.11
-------------------------------------------------------------------------------
      TOTAL               1,287         $163,627,895.00            100.00%
===============================================================================

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits
         (a)  Financial statements of businesses acquired. Not Applicable.
         (b)  Pro forma financial information.  Not Applicable.
         (c)  Exhibits

              Exhibit 1. Underwriting Agreement dated March 23, 2001, among Saxon Asset Securities Company, Saxon Mortgage Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

              Exhibit 2 Trust Agreement dated March 1, 2001, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, a New York corporation, as Trustee.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SAXON ASSET SECURITIES COMPANY

                                       By: /s/ BRADLEY D. ADAMS
                                           --------------------------------
                                           Bradley D. Adams, Vice President


April 11, 2001

                                INDEX TO EXHIBITS

1 Underwriting Agreement dated March 23, 2001, among Saxon Asset Securities Company, Saxon Mortgage Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

2 Trust Agreement dated March 1, 2001, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, a New York corporation, as Trustee.